UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2023

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)

Newday Ocean Health ETF
Ticker: AHOY

Annual Report

May 31, 2023

Newday Ocean Health ETF

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

1

Newday Ocean Health ETF

SHAREHOLDER LETTER (Unaudited)

The Newday Ocean Health ETF (NYSE: AHOY) (the “Fund” or “AHOY”), returned -4.20% (NAV price returns) for the period June 6, 2022 through May 31, 2023. The S&P 500® Index (the “S&P 500®”) gained 3.15% over that timeframe. A range of factors caused the Fund’s 735 basis point underperformance relative to the benchmark. The largest contributing factor to the negative attribution was stock selection in the Information Technology sector, followed by stock selection in the Consumer Discretionary and Financials sectors. Sector allocation had an overall modest positive attribution as the Fund held no energy exposure and was significantly underweight the benchmark in both Financials and Real Estate, all sectors that underperformed and posted negative returns. The Fund was also underweight in the Information Technology sector, which hurt relative performance given it was far and away the best performing sector over the reporting period.

The Fund’s largest single name detractor was Austevoll Seafood (Oslo: AUSS.OL) (“Austevoll”), a Norway-based seafood company. The stock fell about 35% over the reporting period due to the unexpected announcement of a proposed fish farm resource tax by the Norwegian government. Initially the proposal included a 35% tax on fish farm profits, subsequently reduced to 25%.1 Austevoll and other Norwegian fishery stocks all fell sharply after the proposal was announced, and then recovered some ground as the tax was moderated. Another stock that significantly hurt Fund performance was HP Inc. (NYSE: HPQ) (“HP”). The stock dropped about 25% over the period, even as the tech sector strongly outperformed, resulting in about half of AHOY’s large negative selection effect in the Information Technology sector. The stock drop primarily occurred around the time HP reported Q3 earnings, in which the company posted revenue and profit declines as well as Q4 earnings guidance about 20% below Wall Street consensus estimates.2 HP stock recouped some of its drop in the following quarters as market expectations were reset, although it remains well below levels from last summer. The Fund held significant positions in Apple Inc. (NYSE: AAPL) and Microsoft Corp. (NYSE: MSFT). Both stocks performed well although AHOY realized a modest negative attribution effect as the Fund’s holdings in these stocks were smaller than those of the benchmark.

From a macro standpoint, the defining theme over the reporting period was central bank policy tightening as the Federal Reserve hiked rates by close to 500 basis points with other central banks globally following suit.3 Geopolitics were also an important driver as Russia’s invasion of Ukraine and the ensuing European energy crisis played out. Likewise, China shut down, then reopened its economy in response to COVID. U.S. mid-term elections which took place in November were also a watershed “clearing” event for the markets as many viewed the result as reaffirming a balance of power and relative stability in Congress. The S&P 500® finished the reporting period with a return close to 3%, yet that masked significant volatility and bifurcations within the equity market. Sector performance dispersion was high, ranging from Real Estate (-15%) to Information Technology (+21%) at the extremes of the S&P 500®. Likewise, many measures showed narrowing equity market breadth in late 2022 and 2023,4 exacerbating portfolio idiosyncratic risk as a small number of predominantly larger-cap stocks carried the equity market higher.

We continue to seek investment opportunities that fit our Fund’s mandate to invest in firms that we believe are playing a constructive role in ocean health and also have a favorable outlook from a financial and profitability standpoint. Newday’s multi-faceted quantitative and fundamental approach to stock selection incorporates analysis of both ESG and financial factor impacts as well as portfolio risk management in accordance with our view of the macro environment.

This material must be preceded or accompanied by a prospectus.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (833) 486-7347. Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Returns beyond 1 year are annualized. A Fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded. The fund intends to pay out dividends and interest income, if any, annually. There is no guarantee these distributions will be made.

Actively Managed Fund Risk. Since the fund is actively managed, it does not seek to replicate the performance of a specified index. The Fund therefore may have higher portfolio turnover and trading costs than index-based funds. The Fund may invest in other funds and in doing so will incur the expenses and risks of those funds. Associated Risk of Investing Using Ocean Health Metrics and ESG Principles. The Fund’s investment strategy limits the types and number of investment opportunities available to the Fund, and, as a result, the Fund

1See https://www.reuters.com/world/europe/norway-government-lowers-fish-farm-tax-proposal-35-2023-03-28/

2See https://siliconangle.com/2022/08/30/lower-sales-weak-guidance-send-hps-stock-hours/

3See https://fred.stlouisfed.org/series/FEDFUNDS

4See https://www.yardeni.com/pub/breadth.pdf

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Newday Ocean Health ETF

may underperform other funds that do not seek to invest in companies based on Ocean Health. Metrics of that are screened on ESG Principles. American Depositary Receipts (ADRs) Risk. ADRs involve risks like those associated with investments in foreign securities. In addition, because the Fund invests in ADRs as a substitute for investing directly in the foreign stock, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds with that of an investment directly in the foreign stock. Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Fund holdings and sector allocations are subject to changes. Please see the schedule of investments for a complete list of fund holdings.

The S&P 500® Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains.

One basis point = 0.01%

Newday Funds, Inc., d/b/a Newday impact serves as the Fund’s sub-adviser.

Toroso Investments, LLC serves as the Fund’s investment adviser.

The Fund is distributed by Foreside Fund Services, LLC.

SHAREHOLDER LETTER (Unaudited) (Continued)

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Newday Ocean Health ETF

Performance Summary (Unaudited)

$11,000
$10,000
$9,000
$8,000
6/6/22
6/30/22
7/31/22
8/31/22
9/30/22
10/31/22
11/30/22
12/31/22
1/31/23
2/28/23
3/31/23
4/30/23
5/31/23
Newday Ocean Health ETF - NAV
Newday Ocean Health ETF - Market
S&P 500® Total Return Index

Total Returns for the Periods Ended May 31, 2023:	Since Inception (6/6/2022)	Ending Value (5/31/2023)
Newday Ocean Health ETF - NAV	-4.20%	$9,580
Newday Ocean Health ETF - Market	-4.09%	9,591
S&P 500® Total Return Index	3.15%	10,315

This chart illustrates the performance of a hypothetical $10,000 investment made on June 6, 2022 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 486-7347. The Fund’s expense ratio is 0.75% (as of the Fund’s most recently filed Prospectus).

4

Newday Ocean Health ETF

PORTFOLIO ALLOCATION at May 31, 2023 (Unaudited)

Sector	% of Net Assets
Technology	25.6%
Industrial	23.5
Consumer, Non-cyclical	23.3
Communications	8.3
Financial	7.5
Consumer, Cyclical	6.0
Basic Materials	3.1
Utilities	2.4
Cash & Cash Equivalents(1)	0.3
Total	100.0%

(1)Represents cash, short-term investments and other assets in excess of liabilities.

Newday Ocean Health ETF

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS at May 31, 2023

	Shares	Value
Common Stocks — 99.7%

Apparel — 0.8%
Nike, Inc. - Class A	138	$14,526

Auto Manufacturers — 1.6%
Tesla, Inc. - ADR(1)	146	29,774

Banks — 3.5%
First Bancorp	2,721	30,366
JPMorgan Chase & Co.	264	35,828
		66,194
Biotechnology — 3.7%
Amgen, Inc.	156	34,421
Regeneron Pharmaceuticals, Inc.(1)	49	36,043
		70,464
Building Materials — 0.9%
West Fraser Timber Co. Ltd.	249	16,788

Chemicals — 3.0%
Air Products and Chemicals, Inc.	76	20,454
Linde PLC	54	19,098
Sociedad Quimica y Minera de Chile SA - ADR	289	18,545
		58,097
Computers — 14.2%
Accenture PLC - Class A	168	51,395
Apple, Inc.	610	108,122
Dell Technologies, Inc. - Class A	513	22,988
Genpact Ltd.	766	28,173
HP, Inc.	2,065	60,009
		270,687
Cosmetics & Personal Care — 3.4%
Colgate-Palmolive Co.	201	14,950
The Procter & Gamble Co.	129	18,382
Unilever PLC - ADR	622	31,063
		64,395
Diversified Financial Services — 2.3%
Raymond James Financial, Inc.	483	43,639

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	249	19,342

Electronics — 3.0%
Agilent Technologies, Inc.	298	34,470
Garmin Ltd.(1)	216	22,280
		56,750
Engineering & Construction — 1.8%
Jacobs Solutions, Inc.	313	34,305

	Shares	Value
Common Stocks — 99.7% (Continued)

Environmental Control — 9.9%
Clean Harbors, Inc.(1)	330	$46,332
Hitachi Zosen Corp.	7,813	45,520
Republic Services, Inc.	142	20,111
Tetra Tech, Inc.	422	58,012
Waste Management, Inc.	118	19,107
		189,082
Food — 5.3%
Austevoll Seafood ASA	4,433	35,049
Ingles Markets, Inc. - Class A	316	25,365
The Hershey Co.	160	41,552
		101,966
Healthcare — Products — 7.4%
Abbott Laboratories	169	17,238
QIAGEN NV(1)	1,065	48,095
Thermo Fisher Scientific, Inc.	86	43,728
Waters Corp.(1)	129	32,407
		141,468
Healthcare — Services — 1.3%
Elevance Health, Inc.	54	24,182

Insurance — 0.9%
MetLife, Inc.	330	16,351

Internet — 7.2%
Alphabet, Inc. - Class A(1)	653	80,561
Amazon.com, Inc.(1)	468	56,431
		136,992
Machinery — Diversified — 3.4%
ANDRITZ AG	297	15,879
Xylem, Inc.	489	48,998
		64,877
Miscellaneous Manufacturers — 1.0%
Siemens AG - ADR	243	19,950

Packaging & Containers — 2.4%
Ball Corp.	912	46,658

Pharmaceuticals — 2.2%
AmerisourceBergen Corp.	252	42,878

Real Estate Investment Trusts (REITs) — 0.9%
Weyerhaeuser Co.	610	17,483

Retail — 3.7%
Best Buy Co., Inc.	344	24,998
Target Corp.	200	26,186
The Home Depot, Inc.	66	18,708
		69,892

Newday Ocean Health ETF

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at May 31, 2023 (Continued)

	Shares	Value
Common Stocks — 99.7% (Continued)

Semiconductors — 1.9%
Microchip Technology, Inc.	228	$17,159
Power Integrations, Inc.	222	19,181
		36,340
Software — 9.5%
Adobe, Inc.(1)	105	43,868
Microsoft Corp.	253	83,083
Oracle Corp.	513	54,347
		181,298
Telecommunications — 1.1%
Cisco Systems, Inc.	422	20,961

Water — 2.4%
American Water Works Co., Inc.	192	27,734
Veolia Environnement SA - ADR	1,229	18,251
		45,985
Total Common Stocks
(Cost $1,903,997)		1,901,324

Short-Term Investments — 0.1%

Money Market Funds — 0.1%
First American Government Obligations Fund, Class X, 4.968%(2)	1,834	1,834

Total Short-Term Investments
(Cost $1,834)		1,834

Total Investments in Securities — 99.8%
(Cost $1,905,810)		1,903,158
Other Assets in Excess of Liabilities — 0.2%		4,789
Total Net Assets — 100.0%		$1,907,947

ADRAmerican Depositary Receipt.

(1)Non-income producing security.

(2)The rate shown is the annualized seven-day effective yield as of May 31, 2023.

Newday Ocean Health ETF

The accompanying notes are an integral part of these financial statements.	7

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2023

Assets:
Investments in securities, at value (Note 2)	$1,903,158
Cash	591
Dividends and interest	5,424
Total assets	1,909,173

Liabilities:
Payables:
Management fees (Note 4)	1,226
Total liabilities	1,226
Net Assets	$1,907,947

Components of Net Assets:
Paid-in capital	$1,928,735
Total distributable (accumulated) earnings (losses)	(20,788)
Net assets	$1,907,947

Net Asset Value (unlimited shares authorized):
Net assets	$1,907,947
Shares of beneficial interest issued and outstanding	100,000
Net asset value	$19.08

Cost of investments	$1,905,810

Newday Ocean Health ETF

8	The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Period Ended May 31, 2023(1)

Investment Income (Loss):
Dividend income (net of foreign withholding tax of $1,203)	$23,342
Interest income	84
Total investment income	23,426

Expenses:
Management fees (Note 4)	10,796
Total expenses	10,796
Net investment income (loss)	12,630

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on
Investments	(24,676)
Foreign currency transactions	(95)
Change in net unrealized appreciation/depreciation on
Investments	(2,715)
Net realized and unrealized gain (loss) on investments	(27,486)
Net increase (decrease) in net assets resulting from operations	$(14,856)

(1)The Fund commenced operations on June 6, 2022. The information presented is from June 6, 2022 to May 31, 2023.

Newday Ocean Health ETF

The accompanying notes are an integral part of these financial statements.	9

STATEMENT OF CHANGES IN NET ASSETS

Period Ended May 31, 2023(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$12,630
Net realized gain (loss)	(24,771)
Change in net unrealized appreciation/depreciation	(2,715)
Net increase (decrease) in net assets resulting from operations	(14,856)

Distributions to Shareholders:
Net distributions to shareholders	(5,932)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	1,928,735
Total increase (decrease) in net assets	1,907,947

Net Assets:
Beginning of period	—
End of period	$1,907,947

(1)The Fund commenced operations on June 6, 2022. The information presented is from June 6, 2022 to May 31, 2023.

(2)Summary of share transactions is as follows:

	Period Ended May 31, 2023(1)
	Shares	Value
Shares sold	100,000	$1,928,735
Shares redeemed	—	—
Net increase (decrease)	100,000	$1,928,735

Newday Ocean Health ETF

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

Period Ended May 31, 2023(1)
Net asset value, beginning of period	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.17
Net realized and unrealized gain (loss)	(1.01)
Total from investment operations	(0.84)

Less Distributions:
From net investment income	(0.08)
Total distributions	(0.08)

Net asset value, end of period	$19.08
Total return(3)(4)	(4.20)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$1.9
Portfolio turnover rate(3)(5)	40%
Ratio of expenses to average net assets(6)	0.75%
Ratio of net investment income (loss) to average net assets(6)	0.88%

(1)The Fund commenced operations on June 6, 2022. The information presented is from June 6, 2022 to May 31, 2023.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Excludes the impact of in-kind transactions.

(6)Annualized.

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Newday Ocean Health ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2023

NOTE 1 – ORGANIZATION

The Newday Ocean Health ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Newday Funds, Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on June 6, 2022.

The investment objective of the Fund is to seek to capture long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value (“NAV”) that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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Newday Ocean Health ETF

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)	$1,901,324	—	—	$1,901,324
Short-Term Investments	1,834	—	—	1,834
Total Investments in Securities	$1,903,158	$—	$—	$1,903,158

(1)See Schedule of Investments for the industry breakout.

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of May 31, 2023, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

D.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

E.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by a Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

J.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

K.Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2023, there were no reclassifications made for the Fund.

NOTE 3 – PRINCIPAL INVESTMENTS RISKS

A.Associated Risk of Investing Using Ocean Health Metrics and ESG Principles. The Fund’s investment strategy limits the types and number of investment opportunities available to the Fund, and, as a result, the Fund may underperform other funds that do not primarily seek to invest in companies based on Ocean Health metrics or that are screened based on ESG principals. In addition, Ocean Health and ESG investing may affect the Fund’s exposure to some companies or industries, and the Fund will forgo some investment opportunities because they are screened out based on the Fund’s investment strategy.

B.Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

D.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

E.Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

F.Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

G.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, NYSE, Arca Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

H.Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

I.General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

J.Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

K.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of midcapitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

L.Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete.

M.New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

N.Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

O.Sector Risk. At times, the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of shares may fluctuate in response to events affecting that industry or sector.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to oversight of the Board. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.75%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”), and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the period ended May 31, 2023 are disclosed in the Statement of Operations.

The Sub-Adviser serves as the investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Fund’s unitary fee. Expenses paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended May 31, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $595,587 and $586,689, respectively

For the period ended May 31, 2023, there were no purchases or sales of long-term U.S. Government securities.

For the period ended May 31, 2023, in-kind transactions associated with creations and redemptions for the Fund were $1,919,976 and $–, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at the fiscal year-end; accordingly, tax basis balances have not been determined for the period ended May 31, 2023. The tax character of distributions paid during the period ended May 31, 2023 (estimated) was as follows:

Distributions paid from:	May 31, 2023
Ordinary income	$5,932

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

As of May 31, 2023, the components of distributable (accumulated) earnings (losses) on a tax basis were as follows:

May 31, 2023
Cost of investments(1)	$1,911,112
Gross tax unrealized appreciation	118,405
Gross tax unrealized depreciation	(126,422)
Net tax unrealized appreciation (depreciation)	(8,017)
Undistributed ordinary income (loss)	6,741
Undistributed long-term capital gain (loss)	—
Total distributable earnings	6,741
Other accumulated gain (loss)	(19,512)
Total distributable (accumulated) earnings (losses)	$(20,788)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the most recent fiscal period ended May 31, 2023, the Fund had not elected to defer any post-October or late year losses. As of the most recent fiscal period ended May 31, 2023, the Fund had long-term and short-term capital loss carryovers of $0 and $19,512, respectively, which do not expire.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2%, of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the

18

Newday Ocean Health ETF

liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed or recorded in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Continued)

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Newday Ocean Health ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Newday Ocean Health ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Newday Ocean Health ETF (the “Fund”), a series of Tidal ETF Trust, as of May 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from June 6, 2022 (commencement of operations) to May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Toroso Investments, LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 27, 2023

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Newday Ocean Health ETF

EXPENSE EXAMPLE For the Six Months Ended May 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from December 1, 2022 to May 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During the Period December 1, 2022 – May 31, 2023(1)
Actual	$ 1,000.00	$ 963.30	$ 3.67
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,021.19	$ 3.78

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the most recent six-month period).

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Newday Ocean Health ETF

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018).	45	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	45	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017–2019), Credijusto (financial technology company).	45	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	45

Trustee, Tidal Trust II (14 series) (since 2022);

Independent Director,

Muzinich BDC, Inc.

(since 2019); Trustee,

Professionally

Managed Portfolios

(25 series) (since

2011); Interested

Trustee, Direxion

Funds, Direxion

Shares ETF Trust,

and Direxion

Insurance Trust

(2014–2018).

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

22

Newday Ocean Health ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

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Newday Ocean Health ETF

ADDITIONAL INFORMATION (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended May 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Newday Ocean Health ETF	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended May 31, 2023, was as follows:

Newday Ocean Health ETF	100%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2023, was as follows:

Newday Ocean Health ETF	0%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 486-7347 or by accessing the Fund’s website at www.newdayimpactetfs.com/ahoy. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 486-7347 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.newdayimpactetfs.com/ahoy. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 486-7347. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.newdayimpactetfs.com/ahoy.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 486-7347. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.newdayimpactetfs.com/ahoy.

Investment Adviser
Toroso Investments, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser
Newday Funds, Inc.
594 Blaire Avenue
Piedmont, California 94611

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Newday Ocean Health ETF	AHOY	886364579

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Newday Ocean Health ETF

FYE 05/31/2023
Audit Fees	$12,500
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 05/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two year.

Non-Audit Related Fees	FYE 05/31/2023
Registrant	N/A
Registrant’s Investment Adviser	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	8/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	8/4/2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	8/4/2023

* Print the name and title of each signing officer under his or her signature.